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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
                                 --------------

       Date of Report (Date of earliest event reported) February 19, 1998


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                   1-5885                              13-2625764
           (State or other juris-                         (Commission                          (IRS Employer
         diction of incorporation)                        File Number)                      Identification No.)


        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (212) 483-2323

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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

              On February 19, 1998, the Registrant issued a press release announcing that Walter A. Gubert has been elected a vice chairman of the firm and a member of its Board of Directors, effective March 1, 1998.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99. Copy of press release of J.P. Morgan & Co. Incorporated dated February 19, 1998.
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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        J.P. MORGAN & CO. INCORPORATED
                        ------------------------------
                        (REGISTRANT)



                        /s/   Grace B. Vogel
                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: February 19, 1998